Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

Supplement dated May 14, 2013, to the Trust’s Prospectus for Class A, Class B, Class C

and Class I Shares, dated January 28, 2013, as supplemented April 4, 2013

Effective immediately, the following replaces the first paragraph in the section “Summary of the Funds—TETON Westwood Might MitesSM Fund—Purchase and Sale of Fund Shares” in the Trust’s Prospectus for Class A, Class B, Class C and Class I Shares, dated January 28, 2013:

The minimum initial investment must be at least $10,000. Class B Shares of the Fund are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

In addition, the following replaces the section “Purchase of Shares—Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares—Retirement Plans/Education Savings Plans” in the Trust’s Prospectus for Class A, Class B, Class C and Class I Shares, dated January 28, 2013:

The Funds make available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250 except for the Mighty Mites Fund, where the minimum initial investment is $10,000. There is no minimum subsequent investment for retirement and education savings plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE